UNITED STATES
                   SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C. 20549


                                FORM 8-K

                             CURRENT REPORT
 Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934


  Date of Report (Date of earliest event reported):  February 10, 2010


                      FINANCIAL FEDERAL CORPORATION
         (Exact name of registrant as specified in its charter)

       Nevada                  001-14237               88-0244792
      (State of            (Commission File         (I.R.S. Employer
   incorporation)               Number)            Identification No.)


               730 Third Avenue, New York, New York 10017
           (Address of principal executive offices) (Zip Code)

                             (212) 599-8000
          (Registrant's telephone number, including area code)


      (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[X] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events

     This Form 8-K is being filed pursuant to a memorandum of understanding regarding the settlement of certain litigation relating to the Agreement and Plan of Merger, dated as of November 22, 2009, by and between People's United Financial, Inc. ("People's United") and
Financial Federal Corporation ("Financial Federal").


Settlement of Certain Litigation

     As previously disclosed on page 56 of the definitive proxy statement/prospectus of Financial Federal, dated January 12, 2010, included in People's United's Registration Statement on Form S-4, as amended, under the heading "The Merger-Litigation Relating to the Merger," an action captioned Edward Opton v. Financial Federal Corp. et al. was filed in the First Judicial District Court of the State of Nevada on behalf of a putative class of Financial Federal stockholders against Financial Federal and its current directors.

     The complaint alleges that Financial Federal and its directors breached their fiduciary duties of loyalty, due care, independence, candor, good faith and fair dealing by approving the merger. The complaint seeks, among other things, an order enjoining the defendants from proceeding with or consummating the merger, and other equitable relief. Financial Federal and the individual defendants deny any wrongdoing in connection with the proposed merger and maintain that they diligently and scrupulously complied with any and all fiduciary and other legal duties.

     On February 10, 2010, the defendants entered into a memorandum of understanding with the plaintiffs regarding the settlement of the Opton action. In connection with the settlement contemplated by the memorandum of understanding, Financial Federal has agreed to make certain additional disclosures related to the proposed merger, which are contained in this Form 8-K. The memorandum of understanding contemplates that the parties will seek to enter into a stipulation of settlement.

     The stipulation of settlement will be subject to customary conditions, including court approval following notice to Financial Federal's shareholders. In the event that the parties enter into a stipulation of settlement, a hearing will be scheduled at which the Court will consider the fairness, reasonableness, and adequacy of the settlement. There can be no assurance that the parties will ultimately enter into a stipulation of settlement or that the Court will approve the settlement even if the parties were to enter into such stipulation. In such event, the proposed settlement as contemplated by the memorandum of understanding may be terminated.

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

SUPPLEMENT TO DEFINITIVE PROXY STATEMENT

The information set forth below supplements the proxy statement/prospectus of Financial Federal dated January 12, 2010, and should be read in conjunction with the proxy statement/prospectus, which should be read in its entirety. Terms used below shall have the meanings set forth in the proxy statement/prospectus (unless otherwise defined below).


Background of the Merger
------------------------

The following disclosure supplements the discussion on page 29 of the proxy statement/prospectus concerning the June 2009 meeting between Financial Federal management and KBW.

Management of Financial Federal has from time to time explored and assessed various strategic options potentially available to Financial Federal. As part of such assessment, management of Financial Federal has met with representatives of investment banking firms from time to time to discuss strategic options. Andrew Senchak, the President and Vice Chairman of KBW, and Paul Sinsheimer knew one another, having been previously introduced by Michael Zimmerman. The meeting in June of 2009 was requested by Mr. Senchak.



The following disclosure supplements the discussion on page 29 of the proxy statement/prospectus concerning the determination by Financial Federal and KBW to discontinue the process of contacting potential buyers.

The well publicized financial difficulties, and possible bankruptcy, of a large commercial leasing company in July of 2009 had a significant chilling effect on the financial institution market, and contributed to the decision to discontinue the process of contacting potential buyers. Also, KBW reported that after contacting several financial institutions there was no interest at that time.



The following disclosure supplements the discussion on page 30 of the proxy statement/prospectus concerning the non-binding indication of interest submitted to Financial Federal by People's United on September 21, 2009.

People's United's indication of interest from Philip Sherringham to Paul Sinsheimer provided, among other things, that: "Although we have not yet had an opportunity to discuss your ongoing role in the combined organization, we look forward to discussing with you a significant senior executive position in the combined company. Based on our initial meeting, I strongly feel our operating philosophies and approaches to business are fundamentally similar." This reflected People's United's desire for an expanded management team to operate its leasing business in the event the acquisition was completed.



The following disclosure supplements the discussion on page 30 of the proxy statement/prospectus concerning the September 22, 2009 meeting of the Financial Federal board of directors.

At the September 22, 2009 board meeting there was a discussion of, among other things, current industry trends, including a discussion of the continued lack of access by Financial Federal, and similarly situated companies, to the capital or debt markets and its inability to borrow additional funds to increase liquidity at competitive rates, along with an overall decline in its lending activities.



The following disclosure supplements the discussion on page 31 of the proxy statement/prospectus concerning Financial Federal's conclusion in mid October 2009 that the chances of there being an agreement on price was less likely.

In mid October 2009, after Financial Federal had concluded that the chances of an agreement on price was less likely as a result of there having been a downward revision to the price range set forth in

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

People's United's initial indication of interest that was relayed verbally by Mr. Sherringham to Mr. Sinsheimer on October 16, 2009 and no communication between the parties for a number of days, KBW communicated with another financial institution that had previously been contacted by KBW with respect to a potential business combination with Financial Federal. Consistent with its procedures with other potential bidders, including People's United, Financial Federal concluded that it would require an indication of interest with a preliminary price range from this other institution (in order to assess the seriousness and viability of its interest) before it would be willing to provide competitively-sensitive and other confidential information to this institution. The institution declined to provide an indication of interest and accordingly Financial Federal determined not to pursue further discussions with it.



The following disclosure supplements the discussion on pages 31-32 of the proxy statement/prospectus concerning the November 20, 2009 meeting of the Financial Federal board of directors.

The Financial Federal board, along with management and its advisors, discussed whether there were any other potential buyers for Financial Federal and what price such other buyers might be willing to pay to acquire Financial Federal, and concluded that there were no other reasonably likely potential buyers and that no such buyers, if they were to appear, were likely to be willing to pay the same or a higher price being offered by People's United at the time. The board also discussed the possibility of remaining independent or waiting for a future date to restart a sale process. The board ultimately concluded that proceeding with the transaction with People's United was the superior alternative.


Opinion of Keefe, Bruyette & Woods, Inc., Financial Advisor to Financial
Federal
------------------------------------------------------------------------

The following disclosure supplements the discussion on page 38 of the proxy statement/prospectus concerning the Financial Federal projections.

The Financial Federal projections that were used by KBW in certain of its analyses were prepared by KBW based on publicly available First Call consensus estimates, publicly available and confidential historical financial information of Financial Federal and discussions with Financial Federal's senior management.



The following disclosure supplements the discussion on pages 39-40 of the proxy statement/prospectus concerning the selected transactions analysis performed by KBW.

In its selected transactions analysis, KBW calculated the following implied valuations for Financial Federal common stock: $26.20 per share based on the median results of its receivables premium analysis; $31.41 per share based on the median results of the tangible price/book value analysis; $19.64 per share based on the median results of price/last twelve months earnings per share analysis; and $26.35 per share based on the median results of the 1-month premium analysis.



The following disclosure supplements the discussion on page 40 of the proxy statement/prospectus concerning the discounted cash flow analysis performed by KBW.

KBW performed a stand alone discounted cash flow analysis and other material analyses that were presented to the Financial Federal board of directors on November 22, 2009 in connection with its fairness opinion, each of which is described in the proxy statement/prospectus. In addition, in order to aid Financial Federal in its evaluation of its strategic options and the negotiations with People's United, KBW performed a discounted cash flow analysis merger scenario for the proposed merger with People's United. The discounted cash flow analysis

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

merger scenario takes the stand alone discounted cash flow analysis and adds the estimated value of the potential cost savings and other adjustments resulting from the combination of Financial Federal and People's United from the proposed merger.

In the discounted cash flow analysis merger scenario, KBW utilized certain assumptions provided by People's United reflecting: (i) a reduction of funding costs by 180 basis points, (ii) a pre-tax restructuring charge of $30 million, (iii) a pre-tax debt prepayment expense of $25 million and (iv) a loan purchase accounting mark of $80 million.

The discounted cash flow analysis merger scenario contained a range of implied values per share which ranged from $22.71 per share to $45.59 per share of Financial Federal common stock, assuming that 0% to 100% of the present value of the potential synergies are added to the stand alone range. Assuming that 50% of the present value of the potential synergies from the merger are added to the discounted cash flow stand alone analysis, the implied value range would be up to $35.42 per share. Assuming that 100% of the present value of the potential synergies are added to the stand alone range, the implied value would be up to $45.59 per share.

The discounted cash flow analysis merger scenario was not an analysis used by KBW in its determination to deliver the fairness opinion attached as Annex B to the proxy statement/prospectus.



The following disclosure supplements the discussion on page 40 of the proxy statement/prospectus concerning the stand alone discounted cash flow analysis performed by KBW.

KBW utilized, among other things, the following assumptions based on publicly available First Call consensus estimates, publicly available and confidential historical financial information of Financial Federal and discussions with Financial Federal's senior management when performing its stand alone discounted cash flow analysis: loan originations of $500 million in 2010, rising to $1.2 billion by 2013; net charge-offs of 0.80% in 2010, falling to 0.25% by 2012; and risk-adjusted net interest margin falling from 6.92% in 2010 to 5.2% by 2014.

                               *   *   *


Additional Information About this Transaction
---------------------------------------------
In connection with the proposed merger, People's United filed with the Securities and Exchange Commission (the "SEC") a Registration Statement on Form S-4 on January 12, 2010 that includes a proxy statement of Financial Federal that also constitutes a prospectus of People's United. Financial Federal mailed the proxy statement/prospectus to its shareholders on or about January 14, 2010. Investors and security holders are urged to read the definitive proxy statement/prospectus because it contains important information. You may obtain a free copy of the definitive proxy statement/prospectus and other related documents filed by People's United and Financial Federal with the SEC at the SEC's website at www.sec.gov. The definitive proxy statement/prospectus and the other documents may also be obtained for free by accessing People's United website at www.peoples.com under the tab "Investor Relations" and then under the heading "Financial Information" or by accessing Financial Federal's website at www.financialfederal.com under the tab "Investor Relations - SEC Filings".

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

Participants in this Transaction
--------------------------------
People's United, Financial Federal and their respective directors, executive officers and certain other members of management and employees may be soliciting proxies from Financial Federal stockholders in favor of the merger. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of the Financial Federal stockholders in connection with the proposed merger is set forth in the definitive proxy statement/prospectus contained in the Registration Statement on Form S-4 filed with the SEC by People's United on January 12, 2010. You can find additional information about the executive officers and directors of People's United in its Annual Report on Form 10-K for the year ended December 31, 2008 and in its definitive proxy statement filed with the SEC on March 25, 2009. You can find additional information about Financial Federal's executive officers and directors in its Annual Report on Form 10-K for the year ended July 31, 2009 and in its definitive proxy statement filed with the SEC on November 5, 2009. You can obtain free copies of these documents from People's United or Financial Federal using the contact information above.


This communication shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities.

                               SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       FINANCIAL FEDERAL CORPORATION
                                       -----------------------------
                                       (Registrant)


                                       By: /s/ Troy H. Geisser
                                           -------------------------
                                           Senior Vice President and
                                           Secretary

February 10, 2010
-----------------
(Date)